UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                 0-26483                 94-3236309
(State or other jurisdiction      (Commission     (I.R.S. Employer incorporation
      of organization)            File Number)       or Identification Number)

        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

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         (Former name or former address, if changed since last report.)

                                 ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5-- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On September 28, 2007, VaxGen, Inc. (the "Company") announced that Jack Anthony resigned from the Company's Board of Directors on September 25, 2007 as a result of accepting the CEO position at Osprey Pharmaceuticals. Mr. Anthony's resignation is not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.
      (b)   Pro Forma Financial Information. Not applicable.
      (c)   Shell Company Transactions. Not applicable
      (d)   Exhibits.

Exhibit No.       Description
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99.1 Press release dated September 28, 2007 titled, "Jack Anthony to Resign From VaxGen's Board After Accepting CEO Position at Osprey Pharmaceuticals."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VaxGen, Inc.
                               (Registrant)


Dated: September 28, 2007   By: /s/ Matthew J. Pfeffer
                               ------------------------------------------------
                               Matthew J. Pfeffer
                               Senior Vice President, Finance and Administration and Chief Financial Officer